UNITES STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2012

Medtronic, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota	1-7707	41-0793183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway Minneapolis, Minnesota	55432
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (763) 514-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 22, 2012, Medtronic, Inc. issued a press release announcing its fourth quarter and year-end 2012 financial results. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.	Exhibits.

(d) Exhibit 99.1         Press release of Medtronic, Inc. dated May 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

Date: May 22, 2012	By	/s/ Gary L. Ellis
Gary L. Ellis
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Medtronic, Inc.

Form 8-K Current Report

Exhibit Number	Description
99.1	Press release dated May 22, 2012